SERVICER'S CERTIFICATE
CHEVY CHASE AUTO RECEIVABLES TRUST 1997-3
6.20 % AUTO RECEIVABLES BACKED CERTIFICATES, CLASS A
9.00 % AUTO RECEIVABLES BACKED CERTIFICATES, CLASS B

Distribution Date:    April 20, 2000
Collection Period:    March, 2000
Record Date:          April 19, 2000

     Under the pooling and Servicing Agreement, dated as of September 1, 1997, between Chevy Chase Bank,
F.S.B. (as "Seller  and "Servicer") and First Bank
National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables
Trust 1997-3 (the "Trust") during the previous month.
The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution.
     1.  Certificates
         (a) The Aggregate amount of the
             distribution to Class A
             Certificateholders on the
             Distribution Date Set forth above .....$   3,647,558.27

         (b) The amount of the distribution
             set forth in paragraph (a)
             above allocable to principal,
             including any overdue principal .......$   3,372,874.10

         (c) The amount of the distribution
             set forth in paragraph (a) above
             allocable to interest, including
             any overdue interest ..................$     274,684.17

         (d) The Aggregate amount of the
             distribution to Class B
             Certificateholders on the
             Distribution Date Set forth above .....$     157,150.38

         (e) The amount of the distribution
             set forth in paragraph (d)
             above allocable to principal,
             including any overdue principal .......$     140,536.42

         (f) The amount of the distribution
             set forth in paragraph (d) above
             allocable to interest, including
             any overdue interest ..................$      16,613.96

         (g) The Insured Payments, if any, with
             respect of such Distribution
             Date ..................................$           0.00

         (h) The Premium Amount with
             respect of such Distribution
             Date ..................................$       3,526.92

         (i) The amount of the distribution
             set forth in paragraph (a) above,
             per Class A Certificate in a principal
             amount of $1,000 ......................$     18.8067257

         (j) The amount of the distribution
             set forth in paragraph (b) above,
             per Class A Certificate in a principal
             amount of $1,000 ......................$     17.3904605

         (k) The amount of the distribution
             set forth in paragraph (c) above,
             per Class A Certificate in a principal
             amount of $1,000 ......................$      1.4162652

         (l) The amount of the distribution
             set forth in paragraph (d) above,
             per Class B Certificate in a principal
             amount of $1,000 ......................$     19.4463290

         (m) The amount of the distribution
             set forth in paragraph (e) above,
             per Class B Certificate in a principal
             amount of $1,000 ......................$     17.3904604

         (n) The amount of the distribution
             set forth in paragraph (f) above,
             per Class B Certificate in a principal
             amount of $1,000 ......................$      2.0558686

         (o) The amount of the distribution
             set forth in paragraph (g) above,
             per Class A Certificate in a principal
             amount of $1,000 ......................$      0.0000000

         (p) The Class A Certificate Principal Balance
             as of such Distribution Date (after
             giving effect to any distribution on
             such Distribution Date) ...............$  49,791,804.94

         (q) The Class B Certificate Principal Balance
             as of such Distribution Date (after
             giving effect to any distribution on
             such Distribution Date) ...............$   2,074,658.54

         (r) Reserve Account
             Withdrawal Amount......................$           0.00

         (s) The balance of the Reserve Account,
             after effect to distributions
             and deposits and the change in
             balances from that of the prior
             Distribution Date .....................$   2,138,975.07

         (t) Yield Maintenance
             Withdrawal Amount......................$       2,154.52

         (u) The balance of the Yield
             Maintenance Account , after
             giving effect to distributions
             from the prior Distribution
             Date ..................................$      19,445.96

         (v) Monthly Servicing Fee                  $      87,684.80

         (w) Monthly Trustee's Fee                  $         124.60

         (x) Principal Carryover
             Shortfalls (and change
             from prior distribution date)
             Class A................................$           0.00
             Class B................................$           0.00

         (y) Interest Carryover
             Shortfalls (and change
             from prior distribution date)
             Class A................................$           0.00
             Class B................................$           0.00

         (z) Amounts otherwise
             Distributable to the Class B
             Certificateholders distributed
             to the Class A Certificateholders
             or deposited into the Reserve
             Account................................$           0.00

         (aa)Aggregate of all Purchase
             Amounts received on the
             Related Determination Date.............$           0.00

         (bb)Aggregate amount received
             with respect to Defaulted
             Receivables, including Liquidation
             Proceeds, during the related
             Collection Period......................$      29,024.95

         (cc)The Reimbursement Amount
             for such Distribution Period...........$           0.00

B.   Information Regarding the Performance of the Trust
     1.  Net losses, Delinquencies and Pool Balance

         (a) The Aggregate Net Losses on
             the Receivables for the
             related Collection Period..............$     269,272.74

         (b) Delinquency Percentage
             relating to such Distribution
             Date...................................$           8.15%

         (c) The aggregate Principal Balance
             of all Receivables which were
             delinquent 30 days or more
             as of the last day of the related
             Collection Period (excluding defaulted
             receivables)...........................$   4,229,610.21

         (d) The Pool Balance as of the
             end of the related
             Collection Period......................$  51,866,463.48

         (e) The Class A Pool Factor
             as of the end of the related
             Collection Period......................$      0.2567254

         (f) The Class B Pool Factor
             as of the end of the related
             Collection Period......................$      0.2567254

     Weighted average annual percentage rate (1)               13.97%

     Weighted average remaining term to maturity (1)           27.72

     (1) Weighted by current balance









                      CHEVY CHASE BANK, F.S.B.
                      Auto Trust 1997-3  Servicer


                      Mark A. Holles
                      Vice President